                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       SUPPLEMENT DATED NOVEMBER 22, 2004
                                       TO
               PROSPECTUS DATED NOVEMBER 6, 1996 (AS SUPPLEMENTED)


This Supplement revises information contained in the prospectus dated November 6, 1996 (as supplemented), for the Ultimate Annuity variable annuity contracts issued by MetLife Investors USA Insurance Company ("we", "us", or "our"). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

                                PORTFOLIO MERGER

Effective November 22, 2004, the following Fund offered under the Ultimate Annuity contract will be merged into another Fund of Met Investors Series Trust ("MIST"):

         J.P. Morgan Quality Bond Portfolio (Class A) of MIST will be merging into the PIMCO Total Return Portfolio (Class A) of MIST.

The surviving Fund is an existing investment option under your contract. Following the date of the merger the Fund being merged into the other Fund will no longer be available as a separate investment option under your contract. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to the J.P. Morgan Quality Bond Portfolio will automatically be invested in the PIMCO Total Return Portfolio. Any withdrawals or transfers of account value requested after the merger from the J.P. Morgan Quality Bond Portfolio will automatically be withdrawn instead from the PIMCO Total Return Portfolio.

          ANTICIPATED MERGER OF METLIFE INVESTORS DISTRIBUTION COMPANY
                   WITH AND INTO GENERAL AMERICAN DISTRIBUTORS

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company (formerly known as Security First Financial, Inc.), will be merged with and into its affiliate, General American Distributors ("GAD"), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.

                               PROSPECTUS REVISION

The following is added to the section entitled "The Funds" in the prospectus:

"An investment adviser or subadviser of a Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Funds. The amount of this compensation is based upon a percentage of assets of the Funds attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40%. Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts."


PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.